OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Oct. 31, 2024
Accounting Policies [Abstract]
Business Description and Basis of Presentation
Overview.  Agilent Technologies, Inc. ("we", "Agilent" or the "company"), incorporated in Delaware in May 1999, is a global leader in life sciences, diagnostics and applied markets, providing application focused solutions that include instruments, software, services and consumables for the entire laboratory workflow.

New Segment Structure. In November 2024, we announced a change in our organizational structure to support our market-focused, customer-centric strategy. Our former Diagnostics and Genomics segment combined with our liquid chromatography and liquid chromatography mass spectrometry instrument platforms to form our new Life Sciences and Diagnostics Markets segment. Our chemistries and supplies, laboratory automation, and software and informatics divisions moved from our former Life Sciences and Applied Markets segment to our Agilent CrossLab segment. The remaining divisions in our former Life Sciences and Applied Markets segment which includes our gas chromatography, gas chromatography mass spectrometry, remarketed instruments, spectroscopy and vacuum divisions will form our new Applied Markets segment.

Following this re-organization, we have three business segments - Life Sciences and Diagnostics Markets, Agilent CrossLab and Applied Markets, each of which comprise a reportable segment. All historical segment financial information has been recast to conform to this new reporting structure in our financial statements and accompanying notes.

Acquisition of BIOVECTRA. On September 20, 2024, we acquired 100 percent of the stock of BIOVECTRA for total consideration of $915 million in cash. The acquisition expands our contract development and manufacturing organization. As a result of the acquisition, BIOVECTRA became a wholly-owned subsidiary of Agilent. The acquisition has been accounted for in accordance with the authoritative accounting guidance, and the results of BIOVECTRA are included in Agilent's consolidated financial statements from the date of acquisition.

Announced Exit and Subsequent Divestiture of Resolution Bioscience Business. During the third quarter of fiscal year 2023, we made the decision to exit the Resolution Bioscience business within our Life Sciences and Diagnostics Markets segment and recorded a long-lived asset impairment charge of $270 million. In the fourth quarter of fiscal year 2023, we received an unsolicited offer and entered into an agreement to divest the Resolution Bioscience business for $50 million. As a result, we recorded a gain on the divestiture of $43 million in other income (expense), net in the consolidated statement of operations, which included an adjustment to goodwill of $13 million.

Basis of Presentation.  The accompanying consolidated financial statements have been prepared by us pursuant to the rules and regulations of the U.S. Securities and Exchange Commission ("SEC") and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Our fiscal year end is October 31. Unless otherwise stated, all years and dates refer to our fiscal year.

Principles of Consolidation
Principles of Consolidation.  The consolidated financial statements include the accounts of the company and our wholly- and majority-owned subsidiaries. All intercompany accounts and transactions have been eliminated.

Use of Estimates
Use of Estimates.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in our consolidated financial statements and accompanying notes. Management bases its estimates on historical experience and various other assumptions believed to be reasonable. Although these estimates are based on management's best knowledge of current events and actions that may impact the company in the future, actual results may be different from the estimates. Our critical accounting policies are those that affect our financial statements materially and involve difficult, subjective or complex judgments by management. Those policies are revenue recognition, valuation of goodwill and purchased intangible assets, inventory valuation, retirement and post-retirement plan assumptions, restructuring and accounting for income taxes.
Restructuring. The main components of our restructuring plan are related to workforce reductions, consolidation of excess leased facilities and site closures. Workforce reduction charges are accrued when payment of benefits becomes probable that the employees are entitled to the severance and the amounts can be estimated. Consolidation of facilities costs primarily consists of accelerated depreciation of right-of-use assets classified as held and used. In accordance with the accounting guidance, it was determined that certain assets had been abandoned, and an assessment was made of the remaining useful lives and potential alternative uses. If the amounts and timing of cash flows from restructuring activities are significantly different from what we have estimated, the actual amounts of restructuring and other related charges could be materially different, either higher or lower, than those we have recorded.

Risk and Uncertainties	Risks and Uncertainties. We are subject to risks common to companies in the analytical instrument industry, such as global economic and financial market conditions, fluctuations in foreign currency exchange rates and fluctuations in customer demand, among others.
Revenue Recognition
Revenue Recognition.  We enter into contracts to sell products, services or combinations of products and services. Products may include hardware or software and services may include one-time service events or services performed over time.

We derive revenue primarily from the sale of analytical and diagnostics products and services. A performance obligation is a promise in a contract to transfer a distinct product or service to a customer and is the unit of account under Accounting Standard Codification Topic 606, Revenue from Contracts with Customers, (“ASC 606’’). See also Note 4, "Revenue" for additional information on revenue recognition.

Revenue is recognized when control of the promised products or services is transferred to our customers and the performance obligation is fulfilled in an amount that reflects the consideration that we expect to be entitled in exchange for those products or services, the transaction price. For equipment, consumables, and most software licenses, control transfers to the customer at a point in time. We use present right to payment, legal title, physical possession of the asset, and risks and rewards of ownership as indicators to determine the transfer of control to the customer. For products that transfer control over time, revenue is recognized as the performance obligation is satisfied. Product over time revenue is assessed against the following criteria: the performance creates an asset that the customer controls as the asset is created; the asset has no alternative use; and we have an enforceable right to payment. Where acceptance is not a formality, the customer must have documented their acceptance of the product or service. For products that include installation, if the installation meets the criteria to be considered a separate performance obligation, product revenue is recognized when control has passed to the customer, and recognition of installation revenue occurs once completed. Product revenue, including sales to resellers and distributors is reduced for provisions for warranties, returns, and other adjustments in the period the related sales are recorded.

Service revenue includes extended warranty, customer and software support including: Software as a Service, post contract support, consulting including companion diagnostics, and training and education. Instrument service contracts and software maintenance contracts are typically annual contracts, which are billed at the beginning of the contract or maintenance period. Revenue for these contracts is recognized on a straight-line basis to revenue over the service period, as a time-based measure of progress best reflects our performance in satisfying this obligation. There are no deferred costs associated with the service contract, as the cost of the service is recorded when the service is performed. Service calls not included in a support contract are recognized to revenue at the time a service is performed.

We have sales from standalone software. These arrangements typically include software licenses and maintenance contracts, both of which we have determined are distinct performance obligations. We determine the amount of the transaction price to allocate to the license and maintenance contract based on the relative standalone selling price of each performance obligation. Software license revenue is recognized at the point in time when control has been transferred to the customer. The revenue allocated to the software maintenance contract is recognized on a straight-line basis over the maintenance period, which is the contractual term of the contract, as a time-based measure of progress best reflects our performance in satisfying this obligation. Unspecified rights to software upgrades are typically sold as part of the maintenance contract on a when-and-if-available basis.

Our multiple-element arrangements are generally comprised of a combination of instruments, installation or other start-up services, and/or software, and/or support or services. Hardware and software elements are typically delivered at the same time and revenue is recognized when control passes to the customer. Service revenue is deferred and recognized over the contractual period or as services are rendered and accepted by the customer. Our arrangements generally do not include any provisions for cancellation, termination, or refunds that would significantly impact recognized revenue.
For contracts with multiple performance obligations, we allocate the consideration to which we expect to be entitled to each performance obligation based on relative standalone selling prices and recognize the related revenue when or as control of each individual performance obligation is transferred to customers. We estimate the standalone selling price by calculating the average historical selling price of our products and services per geographic region for each performance obligation. Standalone selling prices are determined for each distinct good or service in the contract, and then we allocate the transaction price in proportion to those standalone selling prices by performance obligations.

A portion of our revenue relates to lease arrangements. Standalone lease arrangements are outside the scope of ASC 606 and are therefore accounted for in accordance with ASC 842, Leases. Each of these contracts is evaluated as a lease arrangement, either as an operating lease or a sales-type finance lease using the current lease classification guidance.

Deferred Revenue.  Contract liabilities (deferred revenue) primarily relate to multiple element arrangements for which billing has occurred but transfer of control of all elements (performance obligations) to the customer has either partially or not occurred at the balance sheet date. This includes cash received from customers for products and related installation and services in advance of the transfer of control. Contract liabilities are classified as either in current liabilities in deferred revenue or long-term in other long-term liabilities in the consolidated balance sheet based on the timing of when we expect to complete our performance obligation.

Sales Taxes.  Sales taxes collected from customers and remitted to governmental authorities are not included in our revenue.

Shipping and Handling Costs.  Our shipping and handling costs charged to customers are included in net revenue, and the associated expense is recorded in cost of products for all periods presented.

Research and Development	Research and Development. Costs related to research, design and development of our products are charged to research and development expense as they are incurred.
Advertising	Advertising. Advertising costs are generally expensed as incurred and amounted to $49 million in 2024, $54 million in 2023 and $66 million in 2022.
Taxes on Income
Taxes on Income.  Income tax expense or benefit is based on income or loss before taxes. Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. See Note 6, "Income Taxes" for more information.

Net Income (Loss) Per Share
Net Income Per Share.  Basic net income per share is computed by dividing net income - the numerator - by the weighted average number of common shares outstanding - the denominator - during the period excluding the dilutive effect of stock options and other employee stock plans. Diluted net income per share gives effect to all potential common shares outstanding during the period unless the effect is anti-dilutive. The dilutive effect of share-based awards is reflected in diluted net income per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and non-vested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. See Note 7, "Net Income Per Share".

Cash, Cash Equivalents and Short-Term Investments and Restricted Cash and Restricted Cash Equivalents
Cash, Cash Equivalents and Short-Term Investments.  We classify investments as cash equivalents if their original or remaining maturity is three months or less at the date of purchase. Cash equivalents are stated at cost, which approximates fair value.

As of October 31, 2024, approximately $1,313 million of our cash and cash equivalents is held outside of the U.S. by our foreign subsidiaries. Our cash and cash equivalents mainly consist of short-term deposits held at major global financial institutions, institutional money market funds, and similar short duration instruments with original maturities of 90 days or less. We continuously monitor the creditworthiness of the financial institutions and institutional money market funds in which we invest our funds.

We classify equity investments as short-term investments based on their nature and our intent and ability to exit within a year or less. As of October 31, 2024, we had no short-term investments.
Restricted Cash and Restricted Cash Equivalents. Restricted cash and restricted cash equivalents are included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. A reconciliation of cash, cash equivalents and restricted cash to the consolidated balance sheet follows:

	October 31,
	2024	2023	2022
	(in millions)
Cash and cash equivalents	$1,329	$1,590	$1,053
Restricted cash included in other assets	3	3	3
Total cash, cash equivalents and restricted cash	$1,332	$1,593	$1,056

Accounts Receivable, net
Accounts Receivable, net.  Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Such accounts receivable have been reduced by an allowance for doubtful accounts, which is our best estimate of the amount of probable credit losses in our existing accounts receivable. We determine the allowance based on customer specific experience and the aging of such receivables, among other factors. The allowance for doubtful accounts as of October 31, 2024 and 2023 was not material. We do not have any off-balance-sheet credit exposure related to our customers. Accounts receivable are also recorded net of estimated product returns which are not material.

Concentration of Credit Risk
Concentration of Credit Risk.  Financial instruments that potentially subject Agilent to significant concentration of credit risk include money market fund investments, equity investments with readily determinable fair value securities, time deposits and demand deposit balances. These investments are categorized as cash and cash equivalents or short-term investments. In addition, Agilent has credit risk from derivative financial instruments used in hedging activities and accounts receivable. We invest in a variety of financial instruments and limit the amount of credit exposure with any one financial institution. We have a comprehensive credit policy in place and credit exposure is monitored on an ongoing basis.

Credit risk with respect to our accounts receivable is diversified due to the large number of entities comprising our customer base and their dispersion across many different industries and geographies. Credit evaluations are performed on customers requiring credit over a certain amount, and we sell the majority of our products through our direct sales force. Credit risk is mitigated through collateral such as letter of credit, bank guarantees or payment terms like cash in advance. No single customer accounted for more than 10 percent of accounts receivable as of October 31, 2024, or 2023.

Inventory
Inventory.  Inventory is valued at standard cost, which approximates actual cost computed on a first-in, first-out basis, not in excess of market value. We assess the valuation of our inventory on a periodic basis and make adjustments to the value for estimated excess and obsolete inventory based on estimates and assumptions about future demand, economic conditions and actual usage, which require management judgment. The excess balance determined by this analysis becomes the basis for our excess inventory charge. Our excess inventory review process includes analysis of inventory levels, sales trends and forecasts, managing product rollovers and working with manufacturing to maximize recovery of excess inventory and to estimate and record reserves for excess, slow-moving and obsolete inventory.

Property, Plant and Equipment
Property, Plant and Equipment.  Property, plant and equipment are stated at cost less accumulated depreciation. Additions, improvements and major renewals are capitalized; maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or disposed of, the assets and related accumulated depreciation and amortization are removed from our general ledger, and the resulting gain or loss is reflected in the consolidated statement of operations. Buildings and improvements are depreciated over the lesser of their useful lives or the remaining term of the lease and machinery and equipment over 3 years to 10 years. We use the straight-line method to depreciate assets.

Capitalized Software
Capitalized Software.  We capitalize certain internal and external costs incurred to acquire or create internal use software. Capitalized software is included in property, plant and equipment and is depreciated over 3 years to 5 years once development is complete.

Leases
Leases. We determine whether an arrangement is, or contains, a lease at inception. We record the present value of operating lease payments as right-of-use ("ROU") assets and lease liabilities on the consolidated balance sheet. Where we are the lessee, ROU assets represent the company’s right to use an underlying asset for the lease term, and lease liabilities represent an obligation to make lease payments based on the present value of lease payments over the lease term. Classification of operating lease liabilities as either current or non-current is based on the expected timing of payments due under our obligations. As most of our leases do not provide an implicit interest rate, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The incremental borrowing rate is the rate of interest that a lessee would have to pay to borrow on a collateralized basis over a similar term and at an amount equal to the lease payments in a similar economic environment. In order to determine the appropriate incremental borrowing rates, we have used a number of factors including the company's credit rating, the lease term and the currency swap rate. The ROU asset also consists of any lease incentives received. The lease terms used to calculate the ROU asset and related lease liability include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Leases with an initial term of twelve months or less are not recorded on the consolidated balance sheet and lease expense for these leases is recognized on a straight-line basis over the lease term. Lease expense for operating leases with an initial term of more than twelve months is recognized on a straight-line basis over the lease term as an operating expense. We have lease agreements which require payments for lease and non-lease components. We have elected to account for these payments as a single lease component.

A portion of our revenue relates to lease arrangements where Agilent is the lessor. Standalone lease arrangements are outside the scope of Accounting Standard Codification ("ASC") Topic 606, Revenue Contracts with Customers, and are therefore accounted for in accordance with ASC Topic 842, Leases. Each of these contracts is evaluated as a lease arrangement, either as an operating lease or a sales-type finance lease using the current lease classification guidance. In a lease arrangement that is a multiple-element arrangement, the revenue associated with the lease component is treated under the lease accounting standard ASC 842, whereas the revenue associated with the non-lease component is recognized in accordance with the ASC 606 revenue standard.
See also Note 10, "Leases" for additional information about our leases.
Acquisitions
Acquisitions. Agilent accounts for the acquisition of a business using the acquisition method of accounting, and we allocate the fair value of the purchase price to the tangible assets acquired, liabilities assumed, and intangible assets acquired, including in-process research and development (“IPR&D”), based on their estimated fair values. The excess value of the cost of an acquired business over the fair value of the assets acquired and liabilities assumed is recognized as goodwill. The fair value of IPR&D is initially capitalized as an intangible asset with an indefinite life. When an IPR&D project is completed, the IPR&D is reclassified as an amortizable purchased intangible asset and amortized to costs of revenues over the asset’s estimated useful life.
Our determination of the fair value of the intangible assets acquired involves the use of significant estimates and assumptions. Specifically, our determination of the fair value of the developed product technology and IPR&D acquired involve significant estimates and assumptions related to revenue growth rates and discount rates. Our determination of the fair value of customer relationships acquired involved significant estimates and assumptions related to revenue growth rates, discount rates, and customer attrition rates. Our determination of the fair value of the trade name acquired involved the use of significant estimates and assumptions related to revenue growth rates, royalty rates and discount rates. We value backlog using the discounted cash flows based on the estimated revenue from pending orders. We value license agreements based on the expected future cash receipts from license agreements, discounted to present value over the term of the agreement. We believe that the fair value assigned to the assets acquired and liabilities assumed are based on reasonable assumptions and estimates that marketplace participants would use. Actual results could differ materially from these estimates.
Goodwill and Purchased Intangible Assets
Goodwill and Purchased Intangible Assets. We assess our goodwill and purchased intangible assets for impairment annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Under the authoritative guidance, we have the option to perform a qualitative assessment to determine whether further impairment testing is necessary. The accounting standard gives an entity the option to first assess qualitative factors to determine whether performing the quantitative test is necessary. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not (i.e., greater than 50% chance) that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test will be required. Otherwise, no further testing will be required.

The guidance includes examples of events and circumstances that might indicate that a reporting unit's fair value is less than its carrying amount. These include macro-economic conditions such as deterioration in the entity's operating environment or industry or market considerations; entity-specific events such as increasing costs, declining financial performance, or loss of key personnel; or other events such as an expectation that a reporting unit will be sold or a sustained decrease in the stock price on either an absolute basis or relative to peers.

If it is determined, as a result of the qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, then we are required to perform a quantitative impairment test on goodwill to identify and measure the amount of a goodwill impairment loss to be recognized. A goodwill impairment loss, if any, is measured as the amount by which a reporting unit's carrying value, including goodwill, exceeds its fair value, not to exceed the carrying amount of goodwill. As defined in the authoritative guidance, a reporting unit is an operating segment, or one level below an operating segment. We aggregate components of an operating segment that have similar economic characteristics into our reporting units.

In fiscal year 2024, we assessed goodwill impairment for our three reporting units under our previous reporting structure which consisted of three segments: Life Sciences and Applied Markets, Diagnostics and Genomics and Agilent CrossLab. We performed a qualitative test for goodwill impairment of the three reporting units as of September 30, 2024, our annual impairment test date. Based on the results of our qualitative testing, there was no impairment of goodwill as of September 30, 2024. Each quarter we review the events and circumstances to determine if goodwill impairment is indicated. There was no impairment of goodwill during the years ended October 31, 2024, 2023 and 2022.

Purchased intangible assets consist primarily of acquired developed technologies, proprietary know-how, trademarks, and customer relationships and are amortized using the best estimate of the asset's useful life that reflect the pattern in which the economic benefits are consumed or used up or a straight-line method ranging from 2 years to 15 years. IPR&D is initially capitalized at fair value as an intangible asset with an indefinite life and assessed for impairment thereafter. When the IPR&D project is complete, it is reclassified as an amortizable purchased intangible asset and is amortized over its estimated useful life. If an IPR&D project is abandoned, Agilent will record a charge for the value of the related intangible asset to Agilent's consolidated statement of operations in the period it is abandoned.

Our indefinite-lived intangible assets are IPR&D intangible assets. The accounting guidance allows a qualitative approach for testing indefinite-lived intangible assets for impairment, similar to the issued impairment testing guidance for goodwill and allows the option to first assess qualitative factors (events and circumstances) that could have affected the significant inputs used in determining the fair value of the indefinite-lived intangible asset to determine whether it is more-likely-than-not (i.e., greater than 50% chance) that the indefinite-lived intangible asset is impaired. An organization may choose to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to calculating its fair value. As of October 31, 2024, we do not have any indefinite-lived intangible assets.
During fiscal year 2024, we recorded an impairment of in-process research and development of $6 million in research and development in the consolidated statement of operations related to a project in our Applied Markets segment. There were no impairments of indefinite-lived intangible assets during fiscal years 2023 and 2022.
Impairment of Long-Lived Assets
Impairment of Long-Lived Assets. We continually monitor events and changes in circumstances that could indicate carrying amounts of long-lived assets, including intangible assets, may not be recoverable. When such events or changes in circumstances occur, we assess the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the undiscounted future cash flows is less than the carrying amount of those assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets.
During the year ended October 31, 2024, we recorded an impairment charge of long-lived assets including indefinite-lived intangible assets of $19 million. During the year ended October 31, 2023, we recorded an impairment charge of long-lived assets including intangible assets of $277 million primarily related to the exit of our Resolution Bioscience business. During the year ended October 31, 2022, there were no impairments of long-lived assets.
Variable Interest Entity
Variable Interest Entities. We make a determination upon entering into an arrangement whether an entity in which we have made an investment is considered a Variable Interest Entity (“VIE”). We evaluate our investments in privately held companies on an ongoing basis. We have determined that as of October 31, 2024 and 2023, there were no VIEs required to be consolidated in our consolidated financial statements because we do not have a controlling financial interest in any of the VIEs in which we have invested nor are we the primary beneficiary. We account for these investments under either the equity method or as equity investments without readily determinable fair value, depending on the circumstances. We periodically reassess whether we are the primary beneficiary of a VIE. The reassessment process considers whether we have acquired the power to direct the most significant activities of the VIE through changes in governing documents or other circumstances. We also reconsider whether entities previously determined not to be VIEs have become VIEs and vice-versa, based on changes in facts and circumstances including changes in contractual arrangements and capital structure.

As of October 31, 2024 and 2023, the total carrying value of investments and loans in privately held companies considered as VIEs was $79 million and $82 million respectively. The maximum exposure is equal to the carrying value because we do not have future funding commitments. The investments are classified as long-term investments and the loans are classified within other current assets and other assets (depending upon tenure of loan) on the consolidated balance sheet.

Investments
Investments.  Equity investments without readily determinable fair value consist of non-marketable equity securities (typically investments in privately-held companies). These investments are accounted for using the measurement alternative at cost, and we adjust for impairments and observable price changes (orderly transactions for the identical or a similar security from the same issuer) included in net income as and when it occurs. Equity investments with readily determinable fair value consist of marketable equity securities which were reclassified from non-marketable equity securities following the commencement of public market trading of the issuers and are reported at fair value, with gains or losses resulting from changes in fair value included in net income. There are no equity investments with readily determinable fair value at October 31, 2024 and 2023. Other investments with readily determinable fair value consist of shares we own in a special fund and are reported at fair value, with gains or losses resulting from changes in fair value included in net income. Trading securities, which are comprised of mutual funds, bonds and other similar instruments and deferred compensation liabilities are reported at fair value, with gains or losses resulting from changes in fair value recognized currently in net income. Equity method investments are reported at the amount of the company’s initial investment and adjusted each period for the company’s share of the investee’s income or loss and dividend paid. There are no equity method investments as of October 31, 2024 and 2023. The company assesses investments for impairment whenever events or changes in circumstances indicate that the carrying value of an investment may not be recoverable.

Fair Value of Financial Instruments
Fair Value of Financial Instruments. The carrying values of certain of our financial instruments including cash and cash equivalents, accounts receivable, accounts payable, accrued compensation and other accrued liabilities approximate fair value because of their short maturities. The fair value of short-term and long-term equity investments which are readily determinable, and which are not accounted under the equity method are reported at fair value using quoted market prices for those securities when available with gains and losses included in net income. The fair value of long-term equity investments which are not readily determinable, and which are not accounted under the equity method are reported at cost with adjustments for observable changes in prices or impairments included in net income. As of October 31, 2024, the fair value of the commercial paper approximates its carrying value. As of October 31, 2023, the fair value of the term loan approximates its carrying value. As of October 31, 2024, the fair value of our senior notes was $3,083 million with a carrying value of $3,326 million. This compares to the fair value of our senior notes of $1,747 million with a carrying value of $2,135 million as of October 31, 2023. The change in the fair value compared to carrying value in the year ended October 31, 2024, is primarily due to decreased market interest rates. The fair value was calculated from quoted prices which are primarily Level 1 inputs under the accounting guidance. The fair value of foreign currency contracts used for hedging purposes is estimated internally by using inputs tied to active markets. These inputs, for example, interest rate yield curves, foreign exchange rates, and forward and spot prices for currencies are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. See also Note 13, "Fair Value Measurements" for additional information on the fair value of financial instruments and contingent consideration.

Warranty
Warranty.  Our standard warranty terms typically extend for one year from the date of delivery. We accrue for standard warranty costs based on historical trends in warranty charges. The accrual is reviewed regularly and periodically adjusted to reflect changes in warranty cost over the period. Estimated warranty charges are recorded within cost of products at the time products are sold. See Note 17, "Guarantees".

Employee Compensation and Benefits
Employee Compensation and Benefits.  Amounts owed to employees, such as accrued salary, bonuses and vacation benefits are accounted for within employee compensation and benefits. The total amount of accrued vacation benefit was $116 million and $120 million as of October 31, 2024, and 2023, respectively.

Retirement and Post-Retirement Plans
Retirement and Post-Retirement Plans. We have various defined benefit and defined contribution retirement plans. Additionally, we sponsor post-retirement health care benefits for our eligible U.S. employees. Assumptions used to determine the benefit obligations and the expense for these plans are derived annually. See Note 15, “Retirement plans and post-retirement pension plans” for additional information.

Retirement of Treasury Shares
Retirement of Treasury Shares. Upon the formal retirement of treasury shares, we deduct the par value of the retired treasury shares from common stock and allocate the excess of cost over par as a deduction to additional paid-in capital, based on the pro-rata portion of additional paid-in-capital, and the remaining excess as a deduction to retained earnings. All retired treasury shares revert to the status of authorized but unissued shares.

Share-Based Compensation
Share-Based Compensation.  For the years ended 2024, 2023 and 2022, we accounted for share-based awards made to our employees and directors including employee stock option awards, restricted stock units, employee stock purchases made under our Employee Stock Purchase Plan ("ESPP") and performance share awards under the Agilent Technologies, Inc. Long-Term Performance Program ("LTPP") using the estimated grant date fair value method of accounting. Under the fair value method, we recorded compensation expense for all share-based awards of $130 million in 2024, $112 million in 2023 and $126 million in 2022. See Note 5, "Share-based Compensation" for additional information.

Derivative Instruments
Derivative Instruments.  Agilent is exposed to global foreign currency exchange rate and interest rate risks in the normal course of business. We enter into foreign exchange hedging contracts, primarily forward contracts, interest rate swaps and interest rate locks to manage financial exposures resulting from changes in foreign currency exchange rates and interest rates. In the vast majority of cases, these contracts are designated at inception as hedges of the related foreign currency or interest exposures. Foreign currency exposures include committed and anticipated revenue and expense transactions and assets and liabilities that are denominated in currencies other than the functional currency of the subsidiary. Interest rate exposures are associated with the company's fixed-rate debt. To qualify for hedge accounting, contracts must reduce the foreign currency exchange rate and interest rate risk otherwise inherent in the amount and duration of the hedged exposures and comply with established risk management policies. Foreign exchange hedging contracts generally mature within twelve months, interest rate swaps mature at the same time as the maturity of the debt and interest rate locks mature at the same time as the issuance of debt. In order to manage foreign currency exposures in a few limited jurisdictions, we may enter into foreign exchange contracts that do not qualify for hedge accounting. In such circumstances, the local foreign currency exposure is offset by contracts owned by the parent company. We do not use derivative financial instruments for trading or speculative purposes.

All derivatives are recognized on the balance sheet at their fair values. For derivative instruments that are designated and qualify as a cash flow hedge, changes in the value of the effective portion of the derivative instrument are recognized in accumulated comprehensive income (loss), a component of stockholders' equity. For derivative instruments that are designated and qualify as a net investment hedge, changes in the value of the effective portion of the derivative instrument are recognized in accumulated other comprehensive income (loss) - translation adjustment. Amounts associated with cash flow hedges are reclassified and recognized in income when either the forecasted transaction occurs or it becomes probable the forecasted transaction will not occur. Derivatives not designated as hedging instruments are recorded on the balance sheet at their fair value and changes in the fair values are recorded in the income statement in the current period. Derivative instruments are subject to master netting arrangements and are disclosed gross in the balance sheet. Changes in the fair value of the ineffective portion of derivative instruments are recognized in earnings in the current period. The impact of the ineffectiveness measurement in 2024, 2023 and 2022 was not material. Cash flows from derivative instruments are classified in the statement of cash flows in the same category as the cash flows from the hedged or economically hedged item, primarily in operating activities.

Foreign Currency Translation
Foreign Currency Translation.  We translate and remeasure balance sheet and income statement items into U.S. dollars. For those subsidiaries that operate in a local currency functional environment, all assets and liabilities are translated into U.S. dollars using current exchange rates at the balance sheet date; revenue and expenses are translated using monthly exchange rates which approximate to average exchange rates in effect during each period. Resulting translation adjustments are reported as a separate component of accumulated other comprehensive income (loss) in stockholders' equity.

For those subsidiaries that operate in a U.S. dollar functional environment, foreign currency assets and liabilities are remeasured into U.S. dollars at current exchange rates except for non-monetary assets and capital accounts which are remeasured at historical exchange rates. Revenue and expenses are generally remeasured at monthly exchange rates which approximate average exchange rates in effect during each period. Gains or losses from foreign currency remeasurement are included in consolidated net income. Net gains or losses resulting from foreign currency transactions, including hedging gains and losses, are reported in other income (expense), net and were $4 million gain for 2024, $2 million gain for 2023 and $6 million loss for 2022.